UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7642

Name of Fund: MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniAssets
        Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniAssets
                                        Fund, Inc.

Semi-Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

MuniAssets Fund, Inc.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Proxy Results

During the six-month period ended November 30, 2003, MuniAssets Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2003. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted      Shares Withheld
                                                                                 For             From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:
                                        Roberta Cooper Ramo                   19,687,817           258,417
                                        Stephen B. Swensrud                   19,671,053           275,181
--------------------------------------------------------------------------------------------------------------


2                         MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of November, long-term municipal revenue bond yields were slightly lower than they were one year earlier, at 5.09% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended November 30, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was effectively able to maintain a competitive dividend yield during the period and provide an attractive total return exceeding that of its Lipper category average.

Describe the market environment relative to municipal bonds during the period.

At the end of November 2003, long-term tax-exempt bond yields were 88% - 91% of comparable U.S. Treasury issues, slightly exceeding their recent historical average of 85% - 88%. These yield ratios made tax-exempt municipal securities an attractive investment alternative.

Supported by generally stronger economic activity, long-term U.S. Treasury bond yields moved higher in recent months. During the third quarter of 2003, gross domestic product grew at an astounding 8.2%. This represented the nation's fastest economic growth in 20 years, and significantly exceeded the 1.4% rate of growth registered in the first quarter of the year. The strong economy helped boost the performance of the U.S. stock market, which also served to put additional upward pressure on interest rates. As of November 30, 2003, long-term U.S. Treasury bond yields stood at 5.13%, approximately 75 basis points (.75%) higher than six months earlier.

As yields on taxable bonds rose during the period, so did those of tax-exempt municipal bonds. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.09% at the end of November 2003, an increase of more than 25 basis points since the end of May. Aaa-rated bonds (the highest rated) with 30-year maturities saw their yields increase almost 40 basis points during the same six-month period, according to Municipal Market Data. With tax-exempt money market rates at or below 1% and low nominal municipal bond yields, investors increasingly moved further out on the municipal yield curve to generate the desired level of tax-exempt income. This maturity extension helped support the strong demand for and performance of tax-exempt products in recent months.

An improvement in supply/demand dynamics has also contributed to the municipal bond market's outperformance of the U.S. Treasury market. While new bond issuance was very heavy over the 12 months ended November 30, 2003, supply has more recently declined. During the past six months, just over $200 billion in new municipal bonds was issued, a decline of 2.5% compared to the same period a year earlier. More recently, new municipal bond issuance slowed further as tax-exempt bond yields rose, making borrowing more expensive. Approximately $90 billion in long-term tax-exempt bonds was issued in the last three months, a decline of nearly 15% versus the same three months of 2002. New-issue supply is expected to remain manageable and should help support the tax-exempt market's favorable balance between supply and demand. This positive technical position should allow municipal bonds to continue to outperform their taxable counterparts in the coming months.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2003, the Common Stock of MuniAssets Fund, Inc. had net annualized yields of 6.28% and 6.90%, based on a period-end per share net asset value of $12.38 and a per share market price of $11.28, respectively, and $.390 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.23%, based on a change in per share net asset value from $11.94 to $12.38, and assuming reinvestment of $.390 per share ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


4                         MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

The Fund's performance, based on net asset value, significantly exceeded that of its comparable Lipper category of High Yield Municipal Debt Funds, which had an average return of +3.82% for the six-month period. We attribute the outperformance to the Fund's competitive distribution yield as well as an overweight position in airline bonds. Valuations in the airline sector rebounded strongly from the distressed levels reached during the industry-wide decline that followed the September 2001 terrorist attacks.

What changes were made to the portfolio during the period?

Credit spreads contracted significantly in recent months, reflecting investors' increased appetite for higher yields and willingness to assume the associated risk. This spread contraction provided us with an opportunity to restructure portions of the portfolio. Several of the Fund's holdings that were purchased at a discount appreciated strongly during the period. Where appropriate, we sold these holdings and reinvested the proceeds in higher-yielding securities in sectors that we felt offered greater value.

For example, typical new investments have been in the tax-backed and long-term care sectors. In both cases, we see the potential for credit-quality improvement, which we believe could translate into relative price appreciation. Through this type of thoughtful investment research, we are seeking to generate excess return for our shareholders in the form of a competitive distribution yield and the potential for modest growth of capital.

How would you characterize the portfolio's position at the close of the period?

Given our expectation for a continued contraction in credit spreads -- suggesting rising prices and falling yields for high yield bonds -- we ended the period with an overweight bias toward speculative-grade and non-rated securities. We also maintained a significant weighting in bonds backed by revenues from airlines and other economically sensitive industrial companies. This positioning reflects our confidence in the nascent economic recovery.

Having said that, we recognize that the airline industry still faces significant challenges and is subject to event risk -- the possibility that an unexpected event could suddenly derail the industry's recent progress. For that reason, further gains in the sector would be viewed as an opportunity to reduce the portfolio's exposure and reinvest the proceeds in areas we believe could offer better value ahead.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

December 12, 2003


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003       5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Alabama--1.0%             B         NR*       $ 2,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                        America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009        $  2,500
===================================================================================================================================
Alaska--0.6%              NR*       NR*         1,525   Alaska Industrial Development and Export Authority Revenue Bonds
                                                        (Williams Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014           1,562
===================================================================================================================================
Arizona--6.1%                                           Coconino County, Arizona, Pollution Control Corporation, Revenue
                                                        Refunding Bonds (Tucson Electric Power-Navajo):
                          B+        Ba3         3,000         AMT, Series A, 7.125% due 10/01/2032                            3,085
                          B+        Ba3         2,500         Series B, 7% due 10/01/2032                                     2,556
                                                        Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun
                                                        King Apartments Project):
                          NR*       Ba1           580         Series A, 6.75% due 5/01/2031                                     452
                          NR*       NR*         2,365         Sub-Series C, 9.50% due 11/01/2031                              1,869
                          NR*       Caa3        7,600   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                        (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023        5,867
                          NR*       NR*         1,445   Show Low, Arizona, Improvement District No. 5, Special
                                                        Assessment Bonds, 6.375% due 1/01/2015                                1,515
===================================================================================================================================
California--2.3%                                        California State, Various Purpose, GO:
                          BBB       A3          1,900         5.25% due 11/01/2025                                            1,915
                          BBB       A3          1,300         5.50% due 11/01/2033                                            1,337
                          BBB-      Baa1        2,620   Golden State Tobacco Securitization Corporation of California,
                                                        Tobacco Settlement Revenue Bonds, Series B, 5.50% due 6/01/2043       2,570
===================================================================================================================================
Colorado--9.2%            AAA       NR*         2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                        Series D, 7.75% due 11/15/2013 (a)                                    2,468
                                                        Denver, Colorado, Urban Renewal Authority, Tax Increment
                                                        Revenue Bonds (Pavilions), AMT:
                          NR*       Baa2        2,500         7.75% due 9/01/2016                                             2,675
                          NR*       Baa2        3,000         7.75% due 9/01/2017                                             3,210
                                                        Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                        Improvement Fee):
                          NR*       NR*         1,890         Series A, 7.10% due 9/01/2014                                   1,943
                          NR*       NR*         2,095         Series A, 7.30% due 9/01/2022                                   2,153
                          NR*       NR*         1,000         Series B, 7% due 9/01/2031                                      1,021
                          NR*       NR*         2,360   Lincoln Park, Colorado, Metropolitan District, GO, Refunding,
                                                        7.75% due 12/01/2026                                                  2,441
                          A1+       VMIG1+      1,100   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                        VRDN, 1.10% due 5/01/2013 (a)(d)                                      1,100
                          NR*       NR*         1,760   North Range, Colorado, Metropolitan District Number 1, GO,
                                                        7.25% due 12/15/2031                                                  1,766
                          BB+       Ba1         1,635   Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                        Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                 1,672
                          NR*       NR*         2,850   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                                        Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025            2,865
===================================================================================================================================
Connecticut--2.4%         NR*       NR*         3,490   Connecticut State Development Authority, IDR (AFCO Cargo
                                                        BDL-LLC Project), AMT, 8% due 4/01/2030                               3,627
                          NR*       B1          2,535   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                        Corporation Project), 9.25% due 5/01/2017                             2,558

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


6                         MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Florida--5.4%             NR*       NR*       $   840   Arbor Greene Community Development District, Florida, Special
                                                        Assessment Revenue Bonds, 7.60% due 5/01/2018                      $    876
                          NR*       NR*           930   Bonnet Creek Resort, Florida, Community Development District,
                                                        Special Assessment Revenue Bonds, 7.50% due 5/01/2034                   975
                          NR*       NR*         1,130   Capital Projects Finance Authority, Florida, Continuing Care
                                                        Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A,
                                                        8% due 6/01/2032                                                      1,159
                          NR*       NR*           500   Harbor Bay, Florida, Community Development District, Capital
                                                        Improvement Special Assessment Revenue Bonds, Series A, 7%
                                                        due 5/01/2033                                                           520
                          NR*       NR*         2,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                                        Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030          2,130
                          NR*       NR*         2,350   Orlando, Florida, Urban Community Development District, Capital
                                                        Improvement Special Assessment Bonds, Series A, 6.95% due
                                                        5/01/2033                                                             2,458
                          NR*       NR*         5,665   Parkway Center, Florida, Community Development District Special
                                                        Assessment Refunding Bonds, Series B, 8% due 5/01/2010 (b)            4,423
                          NR*       NR*           970   Waterchase, Florida, Community Development District, Capital
                                                        Improvement Revenue Bonds, Series A, 6.70% due 5/01/2032                996
===================================================================================================================================
Georgia--1.7%             NR*       NR*         3,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                                        Station Project), 7.90% due 12/01/2024                                3,095
                          NR*       NR*         1,170   Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway),
                                                        First Mortgage, Series A, 7.40% due 1/01/2034                         1,182
===================================================================================================================================
Idaho--0.4%               NR*       NR*         1,000   Idaho Health Facilities Authority, Revenue Refunding Bonds
                                                        (Valley Vista Care Corporation), Series A, 7.75% due 11/15/2016       1,011
===================================================================================================================================
Illinois--5.8%            CCC       Caa2        4,000   Chicago, Illinois, O'Hare International Airport, Special
                                                        Facility Revenue Refunding Bonds (American Airlines Inc.
                                                        Project), 8.20% due 12/01/2024                                        2,783
                          NR*       NR*           600   Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                                        6.75% due 12/01/2032                                                    599
                                                        Illinois Development Finance Authority Revenue Bonds (Primary
                                                        Health Care Centers Facilities Acquisition Program):
                          NR*       NR*           975         7.50% due 12/01/2006                                            1,015
                          NR*       NR*         3,195         7.75% due 12/01/2016                                            3,418
                          NR*       NR*         2,000   Illinois Educational Facilities Authority, Revenue Refunding
                                                        Bonds (Chicago Osteopathic Health System), 7.25% due
                                                        11/15/2019 (c)                                                        2,049
                                                        Illinois Health Facilities Authority Revenue Bonds:
                          BBB+      NR*         1,000         (Community Hospital of Ottawa Project), 6.75% due 8/15/2014     1,030
                          BBB+      NR*         2,000         (Community Hospital of Ottawa Project), 6.85% due 8/15/2024     2,047
                          NR*       Ba3         2,150         (Holy Cross Hospital Project), 6.70% due 3/01/2014              1,613
===================================================================================================================================
Indiana--0.3%             NR*       NR*         2,000   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                                        Project), Series B, 7.50% due 10/01/2029 (b)                            800
===================================================================================================================================
Iowa--1.0%                NR*       NR*         2,270   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                                        Bonds (Care Initiatives Project), 9.25% due 7/01/2025                 2,639
===================================================================================================================================
Kentucky--0.8%            NR*       NR*         2,850   Kenton County, Kentucky, Airport Board, Special Facilities
                                                        Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                                        6.70% due 7/01/2029                                                   2,054
===================================================================================================================================
Louisiana--3.0%           BB-       NR*         7,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                        Company Project), 7.50% due 7/01/2013                                 7,628
===================================================================================================================================
Maine--0.5%               BB+       Ba1         1,160   Maine Finance Authority, Solid Waste Recycling Facilities
                                                        Revenue Bonds (Great Northern Paper Project--Bowater), AMT,
                                                        7.75% due 10/01/2022                                                  1,162
===================================================================================================================================
Maryland--1.8%            NR*       NR*         1,930   Maryland State Economic Development Corporation, Revenue
                                                        Refunding Bonds (Baltimore Association for Retarded
                                                        Citizens--Health and Mental Hygiene Program), Series A, 7.75%
                                                        due 3/01/2025                                                         1,989
                          NR*       NR*         2,500   Maryland State Energy Financing Administration, Limited
                                                        Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                                        7.40% due 9/01/2019                                                   2,538
===================================================================================================================================


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Massachusetts--2.2%       BB+       NR*       $ 1,680   Massachusetts State Development Finance Agency, Revenue
                                                        Refunding Bonds (Eastern Nazarine College), 5.625% due 4/01/2029   $  1,265
                                                        Massachusetts State Health and Educational Facilities Authority
                                                        Revenue Bonds:
                          BBB-      NR*         1,150         (Jordan Hospital), Series E, 6.75% due 10/01/2033               1,136
                          NR*       NR*         1,801         (New England Memorial Hospital Project), Series C, 7%
                                                              due 4/01/2014 (b)                                                 108
                                                        Massachusetts State Health and Educational Facilities Authority,
                                                        Revenue Refunding Bonds:
                          NR*       Ba2         2,220         (Bay Cove Human Services Issue), Series A, 5.90%
                                                              due 4/01/2028                                                   1,909
                          NR*       Ca          2,168         (New England Memorial Hospital), Series B, 6.125%
                                                              due 7/01/2013 (b)                                                 130
                          BBB       NR*         1,000   Massachusetts State Industrial Financial Agency, Resource
                                                        Recovery Revenue Refunding Bonds (Ogden Haverhill Project),
                                                        AMT, Series A, 5.60% due 12/01/2019                                     967
===================================================================================================================================
Michigan--0.8%            BBB-      Baa3        1,400   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                                        Bonds (Hurley Medical Center), 6% due 7/01/2020                       1,336
                          B         Ba1         1,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                                        Bonds (Detroit Medical Center Obligation Group), Series A, 6.50%
                                                        due 8/15/2018                                                           740
===================================================================================================================================
Minnesota--0.7%           NR*       NR*         1,770   Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue
                                                        Bonds (Radisson Kellogg Project), Series 2, 7.375% due 8/01/2029      1,800
===================================================================================================================================
Missouri--0.7%                                          Fenton, Missouri, Tax Increment Revenue Refunding and
                                                        Improvement Bonds (Gravois Bluffs):
                          NR*       NR*           610         6.75% due 10/01/2015                                              628
                          NR*       NR*         1,000         7% due 10/01/2021                                               1,078
===================================================================================================================================
Nevada--0.3%              NR*       NR*           650   Clark County, Nevada, Improvement District No. 142 Special
                                                        Assessment, 6.375% due 8/01/2023                                        652
===================================================================================================================================
New Jersey--14.2%                                       Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                        Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                          NR*       NR*         5,600         9.625% due 1/01/2011                                            1,043
                          NR*       NR*         5,800         9.875% due 1/01/2021                                            1,080
                          CCC       B2          1,255   Camden County, New Jersey, Pollution Control Financing
                                                        Authority, Solid Waste Resource Recovery Revenue Bonds,
                                                        Series D, 7.25% due 12/01/2010                                        1,216
                                                        Camden County, New Jersey, Pollution Control Financing
                                                        Authority, Solid Waste Resource Recovery Revenue Refunding
                                                        Bonds, AMT:
                          CCC       B2          9,000         Series A, 7.50% due 12/01/2010                                  8,718
                          CCC       B2          1,220         Series B, 7.50% due 12/01/2009                                  1,181
                          NR*       Ba3         2,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                        7% due 10/01/2014                                                     2,501
                                                        New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                          NR*       NR*         1,665         (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2021       1,715
                          NR*       NR*         5,800         (Seabrook Village Inc.), 8.125% due 11/15/2023                  6,047
                                                        New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                        Airlines Inc. Project), AMT:
                          B         Caa2        2,000         6.25% due 9/15/2019                                             1,752
                          B         Caa2        2,865         6.25% due 9/15/2029                                             2,430
                          B         Caa2        1,250         9% due 6/01/2033                                                1,357
                          BB+       NR*         1,255   New Jersey Health Care Facilities Financing Authority Revenue
                                                        Bonds (Pascack Valley Hospital Association), 6.625% due 7/01/2036     1,261
                          BBB-      Baa3        1,500   New Jersey Health Care Facilities Financing Authority, Revenue
                                                        Refunding Bonds (Trinitas Hospital Obligation Group), 7.40%
                                                        due 7/01/2020                                                         1,655
                          BBB       Baa2        4,075   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                        Bonds, 6.75% due 6/01/2039                                            3,927
===================================================================================================================================
New Mexico--1.0%          B+        Ba3         2,500   Farmington, New Mexico, PCR, Refunding (Tucson Electric
                                                        Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020          2,624
===================================================================================================================================
New York--1.8%            NR*       NR*           510   New York City, New York, City IDA, Civic Facility Revenue Bonds,
                                                        Series C, 6.80% due 6/01/2028                                           530
                          BB+       Ba2         2,400   New York City, New York, City IDA, Special Facility Revenue
                                                        Bonds (British Airways PLC Project), AMT, 7.625% due 12/01/2032       2,358
                          NR*       NR*         1,575   Westchester County, New York, IDA, Continuing Care Retirement,
                                                        Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                        6.50% due 1/01/2034                                                   1,570
===================================================================================================================================
North Carolina--0.6%      NR*       NR*         1,500   North Carolina Medical Care Commission, Retirement Facilities,
                                                        First Mortgage Revenue Bonds (Givens Estates Project),
                                                        Series A, 6.50% due 7/01/2032                                         1,523
===================================================================================================================================


8                         MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Ohio--1.1%                B-        Caa2      $ 3,365   Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                        (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019     $  2,689
===================================================================================================================================
Oklahoma--0.2%            B-        Caa2          580   Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding Bonds
                                                        (AMR Corporation), AMT, Series A, 5.80% due 6/01/2035                   555
===================================================================================================================================
Oregon--2.4%                                            Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                        Bonds (Wauna Cogeneration Project):
                          NR*       NR*         1,440         AMT, Series B, 7.40% due 1/01/2016                              1,477
                          NR*       NR*           700         Series A, 7.125% due 1/01/2021                                    713
                          B         NR*         3,955   Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                                        Corporation Project), 8% due 12/01/2003                               3,956
===================================================================================================================================
Pennsylvania--4.8%        NR*       NR*         3,250   Pennsylvania Economic Development Financing Authority, Exempt
                                                        Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                        Series A, 6.25% due 11/01/2027                                        3,265
                          NR*       Ba1         2,270   Philadelphia, Pennsylvania, Authority for IDR (Air Cargo), AMT,
                                                        Series A, 7.50% due 1/01/2025                                         2,294
                          NR*       NR*         6,440   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                        Development, 7.75% due 12/01/2017                                     6,537
===================================================================================================================================
South Carolina--1.5%      BBB-      NR*         3,500   South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                                        (Westminster Presbyterian Center), 7.75% due 11/15/2030               3,849
===================================================================================================================================
Texas--8.8%               BBB-      Baa3        1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                        Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028          1,058
                                                        Brazos River Authority, Texas, PCR, Refunding:
                          BBB       Baa2        2,550         (Texas Utility Company), AMT, Series A, 7.70% due 4/01/2033     2,862
                          BBB       Baa2        4,080         (Utilities Electric Company), AMT, Series B, 5.05%
                                                              due 6/01/2030                                                   4,262
                          BBB-      Ba1         1,680   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                        Energy Inc. Project), Series B, 7.75% due 12/01/2018                  1,821
                          A-        A3          2,900   Brazos River, Texas, Harbor Navigation District, Brazoria
                                                        County Environmental Revenue Refunding Bonds (Dow Chemical
                                                        Company Project), AMT, Series A-7, 6.625% due 5/15/2033               3,099
                          A-        A3          2,400   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                        Semiconductor), AMT, 6.375% due 4/01/2027                             2,526
                          BBB-      NR*         1,325   Lufkin, Texas, Health Facilities Development Corporation,
                                                        Health System Revenue Bonds (Memorial Health System of East
                                                        Texas), 5.70% due 2/15/2028                                           1,147
                          BBB-      Ba1         3,190   Matagorda County, Texas, Navigation District Number 1 Revenue
                                                        Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029     3,474
                          BB        Ba3         1,860   Port Corpus Christi, Texas, Individual Development Corporation,
                                                        Environmental Facilities Revenue Bonds (Citgo Petroleum
                                                        Corporation Project), AMT, 8.25% due 11/01/2031                       1,943
===================================================================================================================================
Utah--0.7%                NR*       NR*         1,660   Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                                        Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017     1,735
===================================================================================================================================
Vermont--1.8%             NR*       NR*         4,210   Vermont Educational and Health Buildings Financing Agency
                                                        Revenue Refunding Bonds (College of Saint Joseph Project),
                                                        8.50% due 11/01/2024                                                  4,430
===================================================================================================================================
Virginia--6.8%            NR*       NR*         1,500   Dulles Town Center, Virginia, Community Development Authority,
                                                        Special Assessment Tax (Dulles Town Center Project), 6.25%
                                                        due 3/01/2026                                                         1,500
                                                        Pittsylvania County, Virginia, IDA Revenue Refunding Bonds,
                                                        Exempt Facility, AMT, Series A:
                          NR*       NR*         3,700         7.50% due 1/01/2014                                             3,638
                          NR*       NR*         1,000         7.55% due 1/01/2019                                               985
                                                        Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                        Bonds, Capital Appreciation:
                          NR*       Ba1         5,500         1st Tier, Sub-Series C, 6.25%** due 8/15/2027                     317
                          NR*       Ba1         6,200         1st Tier, Sub-Series C, 6.25%** due 8/15/2032                     201
                          NR*       Ba1         9,000         1st Tier, Sub-Series C, 6.25%** due 8/15/2035                     204
                          BB        NR*        48,400         Senior Series B, 5.95%** due 8/15/2031                          5,360
                          BB        NR*        48,400         Senior Series B, 5.95%** due 8/15/2032                          4,951
===================================================================================================================================
Washington--1.1%          NR*       NR*         2,900   Port Seattle, Washington, Special Facilities Revenue Bonds
                                                        (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                2,763
===================================================================================================================================
West Virginia--0.4%       B-        B2          1,320   Princeton, West Virginia, Hospital Revenue Refunding Bonds
                                                        (Community Hospital Association Inc. Project), 6% due 5/01/2019       1,018
===================================================================================================================================


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Wisconsin--0.7%           NR*       NR*       $ 1,855   Wisconsin State Health and Educational Facilities Authority
                                                        Revenue Bonds (New Castle Place Project), Series A, 7%
                                                        due 12/01/2031                                                     $  1,857
===================================================================================================================================
Wyoming--1.0%             BB+       Ba3         2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                        (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024            2,505
===================================================================================================================================
Virgin Islands--1.2%      BBB-      Baa3        3,000   Virgin Islands Government Refinery Facilities Revenue Refunding
                                                        Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021               3,123
===================================================================================================================================
                                                        Total Municipal Bonds (Cost--$267,115)--97.1%                       245,267
===================================================================================================================================
                          Total Investments (Cost--$267,115)--97.1%                                                         245,267

                          Other Assets Less Liabilities--2.9%                                                                 7,227
                                                                                                                           --------
                          Net Assets--100.0%                                                                               $252,494
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   Non-income producing security.
(c)   Prerefunded.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2003.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


10                        MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

Statement of Assets, Liabilities and Capital

As of November 30, 2003
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                    Investments, at value (identified cost--$267,115,151) ....                            $ 245,267,141
                    Cash .....................................................                                  717,205
                    Receivables:
                       Interest ..............................................        $   4,882,191
                       Securities sold .......................................            2,681,215           7,563,406
                                                                                      -------------
                    Prepaid expenses and other assets ........................                                   35,369
                                                                                                          -------------
                    Total assets .............................................                              253,583,121
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                    Payables:
                       Securities purchased ..................................              648,122
                       Dividends to shareholders .............................              237,261
                       Investment adviser ....................................              106,072
                       Other affiliates ......................................                6,462             997,917
                                                                                      -------------
                    Accrued expenses .........................................                                   91,514
                                                                                                          -------------
                    Total liabilities ........................................                                1,089,431
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                    Net Assets ...............................................                            $ 252,493,690
                                                                                                          =============
=======================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------
                    Common Stock, par value $.10 per share; 200,000,000 shares
                      authorized; 20,399,713 shares issued and outstanding ...                            $   2,039,971
                    Paid-in capital in excess of par .........................                              298,206,655
                    Undistributed investment income--net .....................        $   2,706,841
                    Accumulated realized capital losses on investments--net             (28,611,767)
                    Unrealized depreciation on investments--net ..............          (21,848,010)
                                                                                      -------------
                    Total accumulated losses--net ............................                              (47,752,936)
                                                                                                          -------------
                    Total capital--Equivalent to $12.38 net asset value per
                      share of Common Stock (market price--$11.28) ...........                            $ 252,493,690
                                                                                                          =============

      See Notes to Financial Statements.


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003      11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended November 30, 2003
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ............................................                          $   9,189,087
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ............................      $     677,194
                       Accounting services .................................             49,286
                       Transfer agent fees .................................             26,758
                       Printing and shareholder reports ....................             24,585
                       Listing fees ........................................             16,482
                       Pricing fees ........................................              9,143
                       Directors' fees and expenses ........................              8,435
                       Custodian fees ......................................              8,203
                       Professional fees ...................................              7,838
                       Other ...............................................              8,605
                                                                                  -------------
                       Total expenses ......................................                                836,529
                                                                                                      -------------
                       Investment income--net ..............................                              8,352,558
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ...................                             (1,757,340)
                       Change in unrealized depreciation on investments--net                             10,183,025
                                                                                                      -------------
                       Total realized and unrealized gain on investments--net                             8,425,685
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations                           $  16,778,243
                                                                                                      =============

      See Notes to Financial Statements.


12                        MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                   For the Six          For the
                                                                                  Months Ended         Year Ended
                                                                                   November 30,          May 31,
Increase (Decrease) in Net Assets:                                                    2003                2003
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................      $   8,352,558       $  16,550,146
                       Realized loss on investments--net ...................         (1,757,340)         (1,335,494)
                       Change in unrealized appreciation on investments--net         10,183,025         (11,629,623)
                                                                                  ---------------------------------
                       Net increase in net assets resulting from operations          16,778,243           3,585,029
                                                                                  ---------------------------------
===================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net         (7,955,888)        (15,839,986)
===================================================================================================================
Common Stock Transactions
-------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders
                         in reinvestment of dividends ......................                 --             776,585
                                                                                  ---------------------------------
                       Net increase in net assets derived from Common
                         Stock transactions ................................                 --             776,585
                                                                                  ---------------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets .............          8,822,355         (11,478,372)
                       Beginning of period .................................        243,671,335         255,149,707
                                                                                  ---------------------------------
                       End of period* ......................................      $ 252,493,690       $ 243,671,335
                                                                                  =================================
                          * Undistributed investment income--net ...........      $   2,706,841       $   2,310,171
                                                                                  =================================

      See Notes to Financial Statements.


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003      13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended                For the Year Ended May 31,
                                                               November 30,    ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003            2003          2002          2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of period .......       $   11.94      $   12.55     $   12.96     $   12.76     $   14.46
                                                                ------------------------------------------------------------------
             Investment income--net .....................             .41+           .81+          .79           .83           .80
             Realized and unrealized gain (loss) on
               investments--net .........................             .42           (.64)         (.41)          .19         (1.69)
                                                                ------------------------------------------------------------------
             Total from investment operations ...........             .83            .17           .38          1.02          (.89)
                                                                ------------------------------------------------------------------
             Less dividends from investment income--net .            (.39)          (.78)         (.79)         (.82)         (.81)
                                                                ------------------------------------------------------------------
             Net asset value, end of period .............       $   12.38      $   11.94     $   12.55     $   12.96     $   12.76
                                                                ==================================================================
             Market price per share, end of period ......       $   11.28      $   11.91     $   11.66     $   13.00     $ 11.1875
                                                                ==================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .........            7.23%@         1.61%         3.30%         8.58%        (5.45%)
                                                                ==================================================================
             Based on market price per share ............           (2.05%)@        9.09%        (4.32%)       24.22%        (7.79%)
                                                                ==================================================================
==================================================================================================================================
Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
             Expenses, net of reimbursement and excluding
               reorganization expenses ..................             .68%*          .78%          .74%          .76%          .74%
                                                                ==================================================================
             Expenses, excluding reorganization expenses              .68%*          .78%          .74%          .76%          .74%
                                                                ==================================================================
             Expenses ...................................             .68%*          .78%          .83%          .76%          .74%
                                                                ==================================================================
             Investment income--net .....................            6.77%*         6.76%         6.16%         6.44%         5.96%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (in thousands) ...       $ 252,494      $ 243,671     $ 255,150     $ 135,448     $ 133,065
                                                                ==================================================================
             Portfolio turnover .........................            9.65%         26.98%        20.07%        17.11%        32.38%
                                                                ==================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14                        MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date,


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003      15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

      unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets.

For the six months ended November 30, 2003, the Fund reimbursed FAM $3,024 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2003, were $23,268,750 and $26,633,195, respectively.

Net realized losses for the six months ended November 30, 2003 and net unrealized losses as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                 Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $ (1,757,340)         $(21,848,010)
                                             ----------------------------------
Total ..............................         $ (1,757,340)         $(21,848,010)
                                             ==================================

As of November 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $21,654,647 of which $10,025,903 related to appreciated securities and $31,680,550 related to depreciated securities. The aggregate cost of investments at November 30, 2003 for Federal income tax purposes was $266,921,788.

4. Common Stock Transactions:

At November 30, 2003, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the six months ended November 30, 2003 remained constant and during the year ended May 31, 2003 increased by 65,803 as a result of dividend reinvestment.

5. Capital Loss Carryforward:

On May 31, 2003, the Fund had a net capital loss carryforward of $23,159,946, of which $1,047,086 expires in 2004, $2,052,069 expires in 2007, $6,860,553 expires in 2008, $3,487,083 expires in 2009, $2,260,830 expires in 2010 and $7,452,325 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid to holders of Common Stock a tax-exempt income dividend in the amount of $.065000 per share on December 30, 2003 to shareholders of record on December 17, 2003.


16                        MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

Quality Profile

The quality ratings of securities in the Fund for the six months ended November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                1.0%
A/A .....................................................                3.6
BBB/Baa .................................................               15.8
BB/Ba ...................................................               19.8
B/B .....................................................               13.6
CCC/Caa .................................................                3.5
CC/Ca ...................................................                0.1
NR (Not Rated) ..........................................               42.1
Other+ ..................................................                0.5
--------------------------------------------------------------------------------
+     Temporary investments in short-term variable rate municipal securities.


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003      17

[LOGO] Merrill Lynch Investment Managers

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of November 30, 2003, none of the Fund's total net assets were invested in inverse floaters.


18                        MUNIASSETS FUND, INC.        NOVEMBER 30, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA


                          MUNIASSETS FUND, INC.        NOVEMBER 30, 2003      19
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[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16716 -- 11/03

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Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

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         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

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         In order to implement the Proxy Voting Procedures, the Investment
         Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

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From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

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o     Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

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10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniAssets Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniAssets Fund, Inc.

        Date: January 21, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            MuniAssets Fund, Inc.

        Date: January 21, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniAssets Fund, Inc.

        Date: January 21, 2004

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        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.